UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 25, 2023

Commission File Number:  000-21660

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Delaware	61-1203323
(State or other jurisdiction of	(I.R.S. Employer Identification
incorporation or organization)	Number)

2002 Papa Johns Boulevard
Louisville, Kentucky  40299-2367
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	PZZA	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on April 25, 2023. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Election of Directors. The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Christopher L. Coleman	30,120,896	1,519,099	28,018	1,240,173
Laurette T. Koellner	30,304,084	1,335,928	28,001	1,240,173
Robert M. Lynch	31,327,378	312,840	27,795	1,240,173
Jocelyn C. Mangan	31,473,774	166,234	28,005	1,240,173
Sonya E. Medina	31,375,624	264,473	27,916	1,240,173
Shaquille R. O’Neal	31,329,255	311,178	27,580	1,240,173
Anthony M. Sanfilippo	31,334,938	305,186	27,889	1,240,173

Appointment of Ernst & Young LLP as the Company’s Independent Auditors. The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for 2023. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,743,047	134,667	30,472

Advisory Approval of the Company’s Executive Compensation. The stockholders of the Company approved a resolution on advisory approval of executive compensation. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,794,668	832,978	40,367	1,240,173

Recommend Frequency of Advisory Vote on the Company’s Executive Compensation.  The stockholders of the Company expressed their preference for an advisory vote on executive compensation to be held every year. The following is a breakdown of the voting results:

1 Year	2 Years	3 Years	Abstain	BROKER NON-VOTES

31,318,978	7,300	299,785	41,950

In light of these results, the Company’s Board of Directors determined to continue to hold an advisory vote on executive compensation every year.  The Board of Directors will reevaluate this determination after the next advisory vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA JOHN'S INTERNATIONAL, INC.

Date: May 2, 2023	/s/ Caroline Miller Oyler
Caroline Miller Oyler
Chief Legal and Risk Officer

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